Exhibit 10.3

[EXECUTION COPY]

GUARANTY AGREEMENT

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of credit and/or financial accommodation heretofore or hereafter from time to time made or granted to RADIOSHACK CORPORATION, a Delaware corporation (the “Borrower”) by (a) BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for itself and the other Secured Parties (as defined in the Credit Agreement referred to below), including the lenders (the “Lenders”) from time to time party to that certain Credit Agreement, dated as of January 4, 2011 (as amended, restated, supplemented and otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, the Borrower, the Facility Guarantors (as defined therein), the Lenders and the Administrative Agent and (b) the other Secured Parties, each of the undersigned (whether one or more, collectively referred to herein as the “Guarantor”, and if more than one jointly and severally) hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) to the Administrative Agent, for the benefit of itself and the other Secured Parties, pursuant to this Guaranty Agreement (this “Guaranty”), as follows:

1. Definitions.  The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meaning provided therefor in the Credit Agreement.

2. Guaranty.  The Guarantor hereby absolutely and unconditionally, and jointly and severally, guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, any and all existing and future Obligations, including all renewals, extensions, amendments, refinancings and other modifications thereof, and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Guarantor or the Borrower under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally (collectively, “Debtor Relief Laws”), and including interest that accrues after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”).  The Administrative Agent’s and the other Secured Parties’ books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (other than payment or performance).

3.  No Setoff or Deductions; Taxes; Payments.  The Guarantor represents and warrants that it is organized and resident in the United States of America.  The Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Guarantor is compelled by law to make such deduction or withholding.  If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of any Secured Party) is imposed upon the Guarantor with respect to any amount payable by it hereunder, the Guarantor will pay to the Administrative Agent for the benefit of the Secured Parties, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable the Secured Parties to receive the same net amount which the Secured Parties would have received on such due date had no such obligation been imposed upon the Guarantor.  The Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantor hereunder.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

4.  Rights of the Administrative Agent and the other Secured Parties.  The Guarantor consents and agrees that the Administrative Agent and the other Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the other Secured Parties in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations.  Without limiting the generality of the foregoing, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

5.  Certain Waivers.  The Guarantor waives (a) any defense arising by reason of any disability or other defense of any Loan Party, or the cessation from any cause whatsoever (including any act or omission of the Administrative Agent or any other Secured Party) of the liability of any Loan Party; (b) any defense based on any claim that the Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any other Secured Party to proceed against any other Loan Party, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the Administrative Agent’s or any other Secured Parties’ power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any other Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties (other than payment or performance).  The Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

6. Additional Waivers.

(a) The Guaranteed Obligations are the joint and several obligation of each Guarantor.  To the fullest extent permitted by Applicable Law, the obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Guarantor under the provisions of this Guaranty, any other Loan Document or under Applicable Law, (ii) any rescission, waiver, amendment or modification of, or any release of any Guarantor from, any of the terms or provisions of, this Guaranty or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Administrative Agent or any other Credit Party.

(b) To the fullest extent permitted by Applicable Law, the obligations of each Guarantor to pay the Guaranteed Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guaranteed Obligations and the termination of all Commitments under any Loan Document), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by Applicable Law, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Guaranteed Obligations and the termination of all Commitments under any Loan Document).

(c) To the fullest extent permitted by Applicable Law, each Guarantor waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in cash of all the Guaranteed Obligations and the termination of all Commitments under any Loan Document. To the fullest extent permitted by Applicable Law, the Administrative Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Guarantor, or exercise any other right or remedy available to them against any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that all the Guaranteed Obligations have been indefeasibly paid in full in cash and performed in full after the termination of Commitments to any Guarantor under any Loan Document.  Pursuant to, and to the fullest extent permitted by, Applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any security.  To the fullest extent permitted by Applicable Law, each Guarantor waives any and all suretyship defenses.

(d) Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations (other than contingent indemnity obligations for then unasserted claims) and the termination of all Commitments to any Guarantor under any Loan Document.  If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Guarantor, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Guaranty and the other Loan Documents.  Subject to the foregoing, to the extent that any Guarantor shall, under this Guaranty as a joint and several obligor, repay any of the Guaranteed Obligations constituting Loans made to another Guarantor hereunder (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each other Guarantor in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties.  As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder without (i) rendering such Guarantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (ii) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (iii) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

(e) Each Guarantor hereby agrees that the Credit Parties shall have no duty to inform any Guarantor of any information pertaining to the business, affairs, finances, or financial condition of any other Guarantor, or pertaining to the ability of any other Guarantor to perform its Guaranteed Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of another Guarantor to continue to be jointly and severally liable for, or to provide Collateral for, the Guaranteed Obligations of any other Guarantor. To the fullest extent permitted by applicable law, each Guarantor hereby expressly waives any duty of the Credit Parties to inform any Guarantor of any such information.

7.  Obligations Independent.  The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against the Guarantor to enforce this Guaranty whether or not any Loan Party or any other person or entity is joined as a party.

8.  Subrogation.  The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated.  If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent for the benefit of the Secured Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

9.  Termination; Reinstatement.  This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or the Guarantor is made, or the Administrative Agent or any other Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any other Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Administrative Agent is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of the Guarantor under this paragraph shall survive termination of this Guaranty.

10.  Subordination.  The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Administrative Agent or any other Secured Party or resulting from the Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations.  If the Administrative Agent so requests, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

11.  Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent.

12.  Expenses.  The Guarantor shall pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Administrative Agent’s and other the Secured Parties’ rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Administrative Agent and the other Secured Parties in any proceeding any Debtor Relief Laws.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

13.  Miscellaneous.  No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent and the Guarantor.  No failure by the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.  Unless otherwise agreed by the Administrative Agent and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Administrative Agent or any other Secured Party or any term or provision thereof.

14.  Condition of Borrower.  The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as the Guarantor requires, and that the Administrative Agent and the other Secured Parties have no duty, and the Guarantor is not relying on the Administrative Agent and the other Secured Parties at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (the guarantor waiving any duty on the part of the Administrative Agent and the other Secured Parties to disclose such information and any defense relating to the failure to provide the same).

15.  Setoff.  If and to the extent any payment is not made when due hereunder, the Administrative Agent or any other Secured Party may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with the Administrative Agent or any other Secured Party.

16.  Indemnification and Survival.  Without limitation on any other obligations of the Guarantor or remedies of the Administrative Agent and the other Secured Parties under this Guaranty, the Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent and the other Secured Parties from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses and the allocated cost and disbursements of internal legal counsel) that may be suffered or incurred by the Administrative Agent or any other Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.  The obligations of the Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

17.  GOVERNING LAW; Assignment; Jurisdiction; Notices.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This Guaranty shall (a) bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Administrative Agent, the other Secured Parties and their successors and assigns and the Administrative Agent and the other Secured Parties may, without notice to the Guarantor and without affecting the Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part.  The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.  Service of process by the Administrative Agent in connection with such action or proceeding shall be binding on the Guarantor if sent to the Guarantor in the manner set forth in Section 9.02 of the Credit Agreement.  The Guarantor agrees that any Secured Parties may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Secured Party’s possession concerning the Guarantor, this Guaranty and any security for this Guaranty, subject to the confidentiality provisions of Section 9.07 of the Credit Agreement.  All notices and other communications to the Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the Guarantor at its address as set forth in Section 9.02 of the Credit Agreement.

18.  WAIVER OF JURY TRIAL; FINAL AGREEMENT.  TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH IRREVOCABLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE GUARANTEED OBLIGATIONS.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

19.  Counterparts; Integration; Effectiveness.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page to this Guaranty by telecopier (or electronic mail (in .PDF)) shall be effective as delivery of a manually executed counterpart of this Guaranty.

20.  Additional Guarantors. Subsidiaries of the Borrower (each, an “Additional Guarantor”) may hereafter become parties to this Guaranty by executing and delivering a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.  Upon such execution and delivery by any Additional Guarantor, such Additional Guarantor shall be bound by all of the terms, covenants and conditions hereof to the same extent as if such Additional Guarantor had executed this Guaranty as of the Closing Date, and the Administrative Agent, for itself and the benefit of the other Secured Parties, shall be entitled to all of the benefits of such Additional Guarantor's obligations hereunder.

[Remainder of Page Left Intentionally Blank]

Executed this 4th day of January, 2011.

RADIOSHACK CUSTOMER SERVICE LLC

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING CORPORATION

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING LIMITED PARTNERSHIP

By: RadioShack corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING, INC.

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

SCK, INC.

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

Signature Page to Guaranty Agreement

TRS QUALITY, INC.

By: /s/ James F. Gooch
Name: James F. Gooch
Title: Executive Vice President and Chief Financial Officer

TANDY FINANCE CORPORATION

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

TE ELECTRONICS LP

By: RadioShack Corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

IGNITION L.P.

By: RadioShack Corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

Signature Page to Guaranty Agreement